                                SCHEDULE 14A

                                (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Filed by the registrant  [X]
     Filed by a party other than the registrant  [ ]
     Check the appropriate box:
     [ ] Preliminary proxy statement
     [X] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               MONARCH SERVICES, INC.
     ----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

     Payment of filing fee (Check the appropriate box):
     [x] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.
         (1) Title of each class of securities to which transaction applies:
         (2) Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4) Proposed maximum aggregate value of transaction:
         (5) Total fee paid:
     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1) Amount previous paid:
         (2) Form, Schedule or registration statement no.:
         (3) Filing party:
         (4) Date Filed:

     MONARCH SERVICES, INC.
     4517 Harford Road
     Baltimore, Maryland 21214



                                                  September 10, 1999

     Dear Stockholder:

          Your Company cordially invites you to attend the 1999 Annual Meeting of Stockholders which will be held at 11:00 A.M. on October 15, 1999, at the Center Club, Legg Mason Building, 100 Light Street, Baltimore, Maryland.

          The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the Annual Meeting. A copy of the Annual Report to Stockholders is also enclosed herewith.

          Whether you plan to attend or not, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, in order that as many shares as possible may be represented at the Annual Meeting. Returning your proxy does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

          A majority of the outstanding shares of Common Stock must be represented at the Annual Meeting in order to transact business, and accordingly, the vote of every stockholder is important. Your cooperation in returning your executed proxy promptly will be appreciated.

                               Sincerely,

                               /s/ JACKSON Y. DOTT

                               Jackson Y. Dott,
                               President

                              MONARCH SERVICES, INC.
                                4517 Harford Road
                            Baltimore, Maryland 21214

        NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
           OCTOBER 15, 1999


     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Monarch Services, Inc., a Delaware corpor-ation (the "Company"), will be held at 11:00 A.M. local time on October 15, 1999, at the Center Club, Legg Mason Building, 100 Light Street, Baltimore, Maryland for the following purposes:

      1. To elect a Board of four Directors to hold office until the next annual meeting and until their successors are elected and qualified;

      2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending April 30, 2000;

      3. To consider a stockholder proposal that is opposed by the Board of Directors;

      4. To consider any other matter which may properly come before the Annual Meeting.

           All the above matters are more fully described in the accompanying Proxy Statement.

           The Board of Directors has fixed the close of business on August 27, 1999 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, and only record holders of Common Stock at the close of business on that day are entitled to notice of and to vote at the Annual Meeting.

           EACH STOCKHOLDER IS CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. TO ASSURE REPRESENTATION AT THE ANNUAL MEETING, HOWEVER, STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS PREVIOUSLY RETURNED A PROXY CARD.


                      By Order of the Board of Directors,

                      Steven M. Szekely,
                      Secretary

     Baltimore, Maryland
     September 10, 1999

                           MONARCH SERVICES, INC.
                             4517 HARFORD ROAD
                          BALTIMORE, MARYLAND 21214

                               PROXY STATEMENT
                     1999 ANNUAL MEETING OF STOCKHOLDERS
                               October 15, 1999

              GENERAL INFORMATION CONCERNING THE SOLICITATION

          This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Monarch Services, Inc. (the "Company") to be voted at the Company's 1999 Annual Meeting of Stockholders to be held at the Center Club, Legg Mason Building, 100 Light Street, Baltimore,
     Maryland on October 15, 1999 at 11:00 a.m., prevailing local time, and any adjournments and postponements thereof (the "Annual
     Meeting"). A stockholder may revoke his proxy at any time prior to its use by executing another proxy bearing a later date or by notifying the Secretary of the Company in writing. Copies of this Proxy Statement, the attached Notice of 1999 Annual Meeting of Stockholders, and the enclosed form of proxy were first mailed to the Company's stockholders on or about September 10, 1999. The Company's principal executive offices are located 4517 Harford
     Road, Baltimore, Maryland 21214 and its telephone number is
     (410) 254-9200.

     The Proposals. At the Annual Meeting, the Company's stock-holders will consider and vote upon; election of the Board of four Directors to hold office for the ensuing year and until their successors are elected and qualify; approve and ratify the appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending April 30, 2000 and a stockholder proposal that is opposed by the Board of Directors.

     Approval by the Board. The Company's Board of Directors has unanimously approved, and recommends that the Company's stock-holders approve, the election of the nominated Directors and the ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants.

     Voting of Proxies; Revocability of Proxy. A proxy card in the accompanying form, which is properly executed, duly returned to the Secretary of the Company and not revoked prior to exercise, will be voted in accordance with the instructions indicated in the proxy card. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxies named therein will vote the shares represented thereby in favor of the election of the nominated Directors and in favor of the ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountants. Each stockholder who has executed a proxy and returned it to the Secretary of the Company may revoke the proxy by notice in writing to the Secretary of the Company, or by attending the Annual Meeting in person and requesting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Annual Meeting does not itself revoke the proxy. In addition, any later dated proxies returned on a timely basis will revoke proxies submitted prior thereto. A stockholder who attends the Annual Meeting in person, may, if he or she wishes, vote by ballot at the Annual Meeting, thereby canceling any proxy previously given by such stockholder.

     Solicitation of Proxies. Proxies are being solicited by and on behalf of the Company. Accordingly, the costs of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation by the use of mails, proxies may be solicited by Directors, officers and employees of the Company in person or by telephone, facsimile transmission or other means of communication. Such Directors, officers and employees of the Company will not be additionally compensated, but will be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokers and dealers, custodians, nominees and fiduciaries to assist the Company in the solicitation of proxies, including for forwarding of proxy materials to beneficial owners of common stock of the Company, $0.25 par value per share (the "Common Stock"), held of record by such persons, and the Company will reimburse such brokers, dealers, custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith but will not otherwise compensate such persons. The Company does not currently intend to retain outside proxy solicitors to solicit proxies by use of the mails, in person, by telephone, by facsimile transmission or by other means of communication; however, the Company reserves the right to retain outside proxy solicitors if necessary. The costs of outside proxy solicitors, if retained, will be borne by the Company.

          Record Date. The Board of Directors has fixed the close of business on August 27, 1999 as the record date (the "Record
     Date") for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

     PROPOSAL ONE: ELECTION OF DIRECTORS

          The Board of Directors has fixed the number of Directors at four. Mr. A. Eric Dott, Mr. Jackson Y. Dott, Mr. David F. Gonano and Mrs. Helen Delich Bentley have been nominated for a term to expire at the next annual meeting and until their successors are elected and qualified. Each of the nominees is a member of the present Board of Directors. Proxies solicited hereby cannot be voted for a greater number of persons than the number of nominees named. If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

          The Board of Directors recommends that stockholders vote FOR the election of each of the nominees. Unless contrary instructions are given, the persons named in the accompanying proxy will vote all proxies in favor of the nominees listed above to serve for the coming year and until their successors are elected and qualified.

     DIRECTORS AND OFFICERS

          The address of each of the Directors and officers of the Company is c/o Monarch Services, Inc., 4517 Harford Road, Baltimore, MD 21214.

            Name, Age,           Director   Principal Occupation(s) and
                                  Since      Business Experience During
                                                   Past 5 Years
     ---------------------------------------------------------------------

     A. Eric Dott, Age 72          1970    Chairman of the Board of the
                                           Company since 1990.  Mr. Dott
                                           is the father of Jackson Y.
                                           Dott, President of the Company.

     Jackson Y. Dott, Age 41       1987    President, Treasurer and Chief
                                           Executive Officer of the
                                           Company since 1990.  Mr. Dott
                                           is the son of A. Eric Dott,
                                           Chairman of the Company.

     David F. Gonano, Age 52       1996    Certified Public Accountant,
                                           Managing Director of American
                                           Express Tax & Business
                                           Services, Personal Financial
                                           Specialist.

     Helen Delich Bentley, Age 75  1995    President of Helen Bentley and
                                           Associates, Inc. since 1995;
                                           Consultant for the Port of
                                           Baltimore since 1995; Member
                                           of the U.S. House of Represent-
                                           tives from 1985-1995.

     Steven M. Szekely, Age 75      N/A    Executive Vice President of
                                           the Company since 1979 and
                                           Secretary of the Company since
                                           1990.

     Marshall Chadwell, Age 59      N/A    Chief Financial Officer of the
                                           Company since 1996; Controller
                                           of Company since 1995. Served
                                           as Business Manager of Wesley,
                                           Inc. from 1991 to 1995.

     COMMITTEES OF THE BOARD OF DIRECTORS, DIRECTOR COMPENSATION AND MEETING ATTENDANCE.

          The Board of Directors met five times during the last fiscal year. The Board has a standing Audit Committee and Compensation Committee. The Audit Committee and Compensation Committee consist of David F. Gonano and Helen Delich Bentley. The Audit Committee met with the Company's independent accountants once during the last fiscal year. The Audit Committee recommends engagement of the Company's independent accountants, reviews the arrangements and scope of the audit and the performance of the independent accountants, reviews the financial statements, considers comments made by the independent accountants with respect to the Company's system of internal accounting control and reviews non-audit services provided by the Company's independent accountants. The Compensation Committee was established after the end of the Company's fiscal year and, accordingly, did not meet during the year. The Compensation Committee approves the salary of the Company's President and consults with management, as requested, to set general levels of compensation within the Company. The Board of Directors has not established a nominating committee.
     The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole. The Board of Directors will not consider nominees submitted by the Company's stockholders. No Director attended less than 75% of the aggregate number of meeting of the Board of Directors and any Board committee on which such Director served.

     DIRECTOR COMPENSATION

       The Company's Directors have not received any cash compensation for their services as Directors for the past several years. At a special meeting of the Board of Directors of Monarch Services, Inc. (the "Company") held on November 12, 1998, The Board adopted a resolution authorizing the payment of a cash bonus in the amount of $25,000 to each of Mr. A. Eric Dott, Mr. Jackson Y. Dott, Mr. David
     F. Gonano and Mrs. Helen Delich Bentley. The cash bonus was in recognition of the service of the Directors, who had served without cash compensation for several years for the benefit of the Company.

     CERTAIN TRANSACTIONS

          Mr. A. Eric Dott is the joint owner with his wife of certain real property located in Baltimore, Maryland comprising approximately 32,000 square feet and utilized as offices and plant by the Company under a lease expiring in 2007. The lease calls for an annual net rental of $128,796.00 through June, 2000 and adjusted annually each following year based any increase of the Consumer Price Index (the "Index) which is calculated by comparing the index from the first full calendar month of the preceding lease year with the index in effect as of the last full calendar month of the preceding lease year. The management of the Company believes that the terms of its lease with the Dotts are comparable to those which would be obtainable in leases with non-affiliated parties.

     EXECUTIVE COMPENSATION

          The following table sets forth the compensation paid or allocated to the chief executive officer and each officer whose salary and bonus exceeded $100,000 for services rendered to the Company in all capacities during the years ended April 30, 1997, 1998 and 1999.


                           Summary Compensation Table
                                       Annual               Long-Term
                                    Compensation           Compensation
                                                              Awards
                                                            Securities
     Name and Principal Position   Year   Salary    Bonus   Underlying
                                            ($)      ($)       Options
     ---------------------------------------------------------------------
     Jackson Y. Dott                1999    59,800   25,000      -
     Chief Executive Officer        1998    59,800      -     40,000(1)
                                    1997    43,100      -     40,000(2)

     Karen Bokram                   1999   101,923      -        -
     Publisher/Editor-in-Chief      1998   103,647      -        -
                                    1997    25,235   76,593      -

     ----------------------------
     (1)    This option expired without exercise on September 30, 1998.
     (2)    This option expired without exercise on September 30, 1997.

     PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

          Subject to ratification by the stockholders and on the recomm-endation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as independent accountants to audit the financial statements for the year ending April 30, 2000. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends that stockholders vote FOR ratification of Deloitte & Touche LLP as independent accountants.

     PROPOSAL THREE: STOCKHOLDER PROPSAL

          The following stockholder proposal was submitted according to Rule 14a-8 of the Exchange Act. The Company will furnish the name and address of the proponent of the statement, and information concerning the number of shares of common stock that the proponent beneficially owns, promptly upon receipt of any oral or written request.

     Proposal. Each nominee for Director of Monarch subsequent to the 1999 annual meeting would be required to own, or acquire by purchasing in the open market (or purchase from Monarch at fair market value on the date of purchase), and maintain ownership of a minimum of 5,000 shares of Monarch's stock for as long as he/she maintains his/her position as a Director of Monarch. Such stock ownership is expected to be effectuated prior to each Director's first election or appointment to the Board of Directors of Monarch.

          The Board of Directions recommends a vote AGAINST the stockholder proposal.

                     OWNERSHIP OF VOTING SECURITIES

          Only stockholders of record of outstanding Common Stock of the Company at the close of business on August 27, 1999 are entitled to notice of and to vote at the Annual Meeting. On August 27, 1999, 1,619,820 shares of Common Stock were outstanding.


     PRINCIPAL STOCKHOLDERS

          The following table sets forth certain information regarding beneficial ownership of the Common Stock as of August 27, 1999 by (i) each person that is known by the Company to beneficially own or exercise voting or dispositive control over 5% or more of the outstanding shares of Common Stock; (ii) each Director; and (iii) all Directors as a group. Except as otherwise indicated in the footnotes to the table, the persons named below have sole voting and disposition power with respect to the shares beneficially owned by such persons. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

     Name and Address of        Amount and Nature of       Percent of
     Beneficial Owner           Beneficial Ownership        Class

     Jackson Y. Dott            427,529                    26.4%
     Monarch Services, Inc.
     4517 Harford Road
     Baltimore, MD 21214

     A. Eric Dott               173,490                   14.9%
     Monarch Services, Inc.
     4517 Harford Road
     Baltimore, MD 21214


     Helen Delich Bentley         3,080                    00.2%
     Monarch Services, Inc.
     4517 Harford Road
     Baltimore, MD 21214

     David F. Gonano                  -                     -
     Monarch Services, Inc.
     4517 Harford Road
     Baltimore, MD 21214

     Anthony J. Sutton          124,000                    07.7%
     1135 West Fourth Street
     Winston-Salem, NC 27101

     Karen Bokram                     -                     -
     Girls' Life, Inc.
     4517 Harford Road
     Baltimore, MD 21214

     All Directors and          684,099                   40.2%
     Executive Officers as
     a group (5 persons)

     ----------------

     VOTE REQUIRED TO APPROVE MATTERS

          As of the Record Date, there were 1,619,820 shares of common stock issued, outstanding and entitled to vote. A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock. The election of each Director requires a plurality of the votes present and entitled to vote. The approval of each other proposal requires the affirmative vote of the holders of a majority of the shares represented at the Annual Meeting and entitled to vote.

          Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Teller of Elections appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter; however, such shares will be considered present for purposes of a quorum.

          Section 2.10 of Article II of the Company's Bylaws requires compliance with a procedure under which a stockholder may nominate a candidate for election as Director at an annual meeting. The nomination is required to be (i) written (ii) delivered to, or mailed and received at, the executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting and (iii) accompanied by (A) the name, age, business address and residence of the stockholder and each person whom the stockholder proposes to nominate for election or re-election as a Director, (B) the principal occupation or employment of such persons, (C) the number of shares of Company Stock which are beneficially owned by such persons that is required to be disclosed in solicitations of proxies with respect to nominees for election as Directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (E) the name and address, as they appear on the Company's books, of the stockholder making the nomination and any other stockholder known by such stockholder to support such nomination, and the number of shares of Company stock beneficially owned by all such stockholders. If notice or public disclosure of the date of the annual meeting occurs less than 70 days prior to the date of the annual meeting, stockholders must deliver to the Company, or mail and have received at the Company, the nomination and the required attendant information no later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the annual meeting was mailed or (ii) the day on which such public disclosure was made. This discussion is intended to summarize Section 2.10 of Article II of the Company's Bylaws, and is qualified in its entirety by reference to the Company's Bylaws.

     DATE FOR SUBMISSION OF STOCKHOLDERS PROPOSALS

          Stockholders' proposals intended to be presented at the 2000 Annual Meeting of Stockholders must be received by the Company no later than May 11, 2000 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. Proposals should be sent to the Secretary of the Company at the executive offices of the Company. For details concerning eligibility, extent and limitations respecting the right to include proposals, stockholders should consult the proxy regulations of the Securities and Exchange Commission.

          If a stockholder intends to present a stockholder proposal at the 2000 Annual Meeting in a manner other than the inclusion of the proposal in the Company's proxy statement and proxy relating to that meeting, unless the stockholder notifies the Company of such intention by July 27, 2000, the proxy holders named by the Company may exercise their discretionary voting authority on the matter in accordance with their best judgement.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act") requires that the Company's Directors and executive officers, and persons who own more than 10% of the Company's outstanding Common Stock, file with the Securities and Exchange Commission (the "SEC") initial reports of owner-ship and reports of change in ownership of the Common Stock of the Company. The same persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

          To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all required filing requirements under Section 16(a) of the Securities Exchange Act of 1934, were filed in fiscal year 1999.

                           OTHER MATTERS

          As of the date of this proxy statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such business in accord-ance with their best judgment.

                          By Order of the Board of Directors



                          Steven M. Szekely,
                          Secretary


     September 10, 1999

                          MONARCH SERVICES, INC.
                  PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                              OCTOBER 15, 1999

     The undersigned hereby appoints A. Eric Dott and David F. Gonano, and each of them, with full power of substitution, as proxy, to vote all shares of the Common Stock of Monarch Service, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of stockholders of the Company on October 15, 1999 at 11:00 a.m., and at any adjournment or postponements thereof (the "Annual Meeting"), on the following matters, each of which is fully described in the proxy statement.

     The Board of Directors recommends a vote FOR each of the items listed below.

     1. FOR / / WITHHOLD / / The election of four persons to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are elected and qualified (except as marked to the contrary):
     A. Eric Dott, David F. Gonano, Jackson Y. Dott, and Helen Delich Bentley (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME)

     2. FOR / /   AGAINST / /   ABSTAIN / /  Proposal to ratify
     Deloitte & Touche LLP, as independent auditors of the company for the fiscal year ending April 30, 2000.

     3. FOR / /   AGAINST / /  Proposal by stockholder that Directors
     maintain ownership of a minimum of 5,000 shares of Monarch
     Services, Inc. stock.

     4. To act upon any other matter which may properly come before the Annual Meeting.

     THIS PROXY WILL BE VOTED ON EACH OF THE FOREGOING ITEMS AS
     SPECIFIED BY THE PERSON SIGNING IT, BUT IF NO SPECIFICATION
     IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS,
     FOR THE RATIFICATION OF ACCOUNTANTS AND AGAINST THE STOCKHOLDER PROPOSAL.

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
             DIRECTORS.  IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

     Receipt of notice of the Annual Meeting and proxy statement is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for the Annual Meeting.

     WITNESS the hand and seal undersigned, this       day of
                    , 1999.

                    [SEAL]

                    [SEAL]

     Please date and then sign exactly as name appears to the right. If signing for trusts, estates or corporations, capacity or title should be stated. If shares are jointly owned, both owners should sign.

       PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE
        ENCLOSED ENVELOPE